UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2009 (November 2, 2009)

ABERCROMBIE & FITCH CO.
 (Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 283-6500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Following the approval of its Board of Directors, Abercrombie & Fitch Co. (the “Company”) appointed American Stock Transfer & Trust Company, LLC (“AST”) as the successor transfer agent and registrar of the Company’s Class A Common Stock and as successor Rights Agent under the Company’s outstanding rights plan (and the Series A Participating Cumulative Preferred Stock Purchase Rights provided for thereunder), in each case effective as of the opening of business on November 2, 2009.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(c) Shell company transactions:

Not applicable.

(d) Exhibits:

Exhibit No.	Description
99.1	Appointment and Acceptance of Successor Rights Agent, effective as of the opening of business on November 2, 2009, between Abercrombie & Fitch Co. and American Stock Transfer & Trust Company, LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: November 3, 2009	By: /s/ David S. Cupps
David S. Cupps
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Appointment and Acceptance of Successor Rights Agent, effective as of the opening of business on November 2, 2009, between Abercrombie & Fitch Co. and American Stock Transfer & Trust Company, LLC

4